SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2013

VASCO Data Security International, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 South Meyers Road, Suite 210

Oakbrook Terrace, Illinois 60181

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 932-8844

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment (the “Amendment”) to the Current Report on Form 8-K originally filed with the Securities Exchange Commission on June 21, 2013 (the “Original Filing”), is being filed to correct an inadvertent omission from Exhibit 99.1 of the Original Filing. Paragraph 2 of Section 7, BOARD AND SENIOR EXECUTIVE COMPENSATION AND RESTRICTIONS, was inadvertently omitted and is included in this Amendment. Except as specifically amended herein, the Original Filing remains unchanged.

Item 8.01	Other Events

On June 19, 2013, the Board of Directors of VASCO Data Security International, Inc. approved an amendment to the Corporate Governance Guidelines of the Board of Directors of VASCO Data Security International, Inc. to adopt a majority voting policy as described in the amendment. The Corporate Governance Guidelines, as amended, are attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

99.1	Corporate Governance Guidelines of the Board of Directors of VASCO Data Security International, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2013	VASCO Data Security International, Inc.

/s/ Clifford K. Bown
Clifford K. Bown
Chief Financial Officer